As filed with the Securities and Exchange Commission on August 18, 1998

                                                       Registration Nos. 2-83024
                                                                        811-3714

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                             SECURITIES ACT OF 1933                          [X]
                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 21                     [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 22                             [X]

                        (Check appropriate box or boxes.)
                                  -------------
                    Phoenix California Tax Exempt Bonds, Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)
                                  -------------
               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)
          c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)
                                  -------------

                               Thomas N. Steenburg
                      Vice President, Counsel and Secretary
                        Phoenix Investment Partners, Ltd.

                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)

                                 -------------
                  Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

[X] on August 28, 1998 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on        pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
                              Cross Reference Sheet
              Showing Location of Information Required by Form N-1A


                                     PART A


Form N-1A Item No.                                             Prospectus Caption
------------------                                             ------------------
    1.    Cover Page .......................................   Cover Page

    2.    Synopsis .........................................   Introduction; Fund Expenses

    3.    Condensed Financial Information ..................   Financial Highlights

    4.    General Description of Registrant ................   Introduction; Investment Objectives and Policies;
                                                               Additional Information

    5.    Management of the Fund ...........................   Introduction; Management of the Fund;
                                                               Distribution Plans
   5A.    Management's Discussion of Fund Performance ......   Performance Information

    6.    Capital Stock and Other Securities ...............   Introduction; Investment Restrictions; Dividends,
                                                               Distributions and Taxes; Net Asset Value; Additional
                                                               Information

    7.    Purchase of Securities Being Offered .............   Distribution Plans; How to Buy Shares; Investor
                                                               Account Services; Net Asset Value

    8.    Redemption or Purchase ...........................   How to Redeem Shares

    9.    Legal Proceedings ................................   Not applicable


                                     PART B


Form N-1A Item No.                                             Statement of Additional Information Caption
------------------                                             -------------------------------------------
    10.    Cover Page ......................................   Cover Page

    11.    Table of Contents ...............................   Table of Contents

    12.    General Information and History .................   The Fund

    13.    Investment Objectives and Policies ..............   Investment Objective and Policies; Investment
                                                               Restrictions

    14.    Management of the Registrant ....................   Directors and Officers

    15.    Control Persons and Principal Holders of
           Securities ......................................   Directors and Officers

    16.    Investment Advisory and Other Services ..........   Services of the Adviser; The Distributor; Distribution
                                                               Plans

    17.    Brokerage Allocation ............................   Portfolio Transactions and Brokerage

    18.    Capital Stock and Other Securities ..............   The Fund

    19.    Purchase, Redemption and Pricing of Securities      Net Asset Value; How to Buy Shares; Investor Account
           Being Offered ...................................   Services; Redemption of Shares

    20.    Tax Status ......................................   Dividends, Distributions and Taxes

    21.    Underwriter .....................................   The Distributor; Distribution Plans

    22.    Calculations of Performance Data ................   Performance Information

    23.    Financial Statements ............................   Financial Statements

                                 PHOENIX FUNDS

Prospectus                    August 28, 1998

[Right facing solid triangle] PHOENIX CALIFORNIA
                              TAX EXEMPT BONDS, INC.

[Logo: Two interlocking diamonds] PHOENIX
                                  INVESTMENT PARTNERS

                    PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
                                101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                 August 28, 1998



     Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is a diversified open-end management investment company which invests in municipal securities with the investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. There can be no assurance that the Fund's investment objective will be achieved.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated August 28, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling 1-800-243-4361, or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06033-2200. The Statement of Additional Information is incorporated herein by reference.

     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                                TABLE OF CONTENTS



                                                    Page
                                                    ----
INTRODUCTION .....................................   3
FUND EXPENSES ....................................   4
FINANCIAL HIGHLIGHTS .............................   5
PERFORMANCE INFORMATION ..........................   6
INVESTMENT OBJECTIVE AND POLICIES ................   6
INVESTMENT TECHNIQUES AND RELATED RISKS ..........   8
MANAGEMENT OF THE FUND ...........................  10
DISTRIBUTION PLANS ...............................  11
HOW TO BUY SHARES ................................  12
INVESTOR ACCOUNT SERVICES ........................  16
NET ASSET VALUE ..................................  18
HOW TO REDEEM SHARES .............................  18
DIVIDENDS, DISTRIBUTIONS AND TAXES ...............  19
ADDITIONAL INFORMATION ...........................  20
TAX FREE vs. TAXABLE INCOME ......................  21

                                  INTRODUCTION


     This Prospectus describes the shares offered by and the operations of Phoenix California Tax Exempt Bonds, Inc. (the "Fund"). The Fund is a diversified, open-end management investment company established in 1983 as a Maryland corporation. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital.

Investment Adviser

        Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") is the investment adviser to the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. (previously known as Phoenix Duff & Phelps Corporation) and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Under the terms of the Investment Advisory Agreement, for its services to the Fund, the Adviser is entitled to fees as set forth under "The Adviser."


Distributor and Distribution Plans


     Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

     The Fund has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for all classes. Pursuant to the distribution plans adopted for Class A and B Shares, the Fund will pay the Distributor 0.25% of the Fund's average daily net assets of each Class for furnishing of shareholder services (the "Service Fee") and for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.75% of the Fund's average daily Class B share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares. See "Distribution Plans."


Purchase of Shares


     The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank"), or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How To Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank, or an authorized agent, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How To Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


     Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."

Minimum Initial and Subsequent Investments


     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum initial and subsequent investment amounts are available under certain circumstances. See "How To Buy Shares."

Redemption of Shares

     Class A Shares may be redeemed at any time at their net asset value per share next computed after receipt of a redemption request by State Street Bank, or an authorized agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."


Risk Factors


     The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. The Fund will attempt to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, the interest from which is, in the opinion of the bond counsel, exempt from federal income tax (municipal bonds).


     There can be no assurance that the Fund will achieve its investment objectives. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. The Fund may also invest in securities issued by Puerto Rico and engage in transactions in financial futures contracts and related options for hedging purposes. Among other considerations, engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. See "Investment Objectives and Policies."

                                  FUND EXPENSES


     The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table were for the fiscal year ended April 30, 1998.



                                                                Class A Shares            Class B Shares
                                                                --------------            --------------
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                                 4.75%                    None
 Maximum Sales Load Imposed on Reinvested Dividends                   None                     None
 Deferred Sales Load (as a percentage of original purchase            None          5% during the first year,
  price or redemption proceeds, as applicable)                                      decreasing 1% annually to
                                                                                    2% during the 4th & 5th
                                                                                    years; dropping from 2% to
                                                                                    0% after the 5th year
 Redemption Fee                                                       None                     None
 Exchange Fee                                                         None                     None

Annual Fund Operating Expenses
 (as a percentage of net assets)
 Management Fees                                                      0.45%                    0.45%
 12b-1 Fees (a)                                                       0.25%                    1.00%
 Other Operating Expenses                                             0.26%                    0.26%
                                                                     -----                     ----
 Total Fund Operating Expenses                                        0.96%                    1.71%
                                                                     =====                     ====


-----------

 (a) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."



                                                                           Cumulative Expenses
                                                                           Paid for the Period

Example                                                         1 year     3 years     5 years     10 years
-------                                                         ------     -------     -------     --------
An investor would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and (2)
 redemption at the end of each time period:
 Class A Shares                                                   $57        $77         $98         $160
 Class B Shares                                                   $57        $74         $93         $182
An investor would pay the following expenses on the same
 $1,000 investment assuming no redemption at the end of the
 period:
 Class A Shares                                                   $57        $77         $98         $160
 Class B Shares                                                   $17        $54         $93         $182


     The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of Fund," "Distribution Plans" and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS


     The following table sets forth certain financial information for the respective fiscal years of the Fund. The financial information has been audited by PricewaterhouseCoopers LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of independent accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.


     (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------


                                                                        Class A
                                                         --------------------------------------
                                                                  Year Ended April 30,
                                                             1998         1997         1996
                                                         ------------ ------------ ------------
Net asset value, beginning of period ...................     $12.72       $12.77       $12.63
Income from investment operations
 Net investment income .................................       0.65         0.66         0.67
 Net realized and unrealized gain (loss) ...............       0.47         0.04         0.20
                                                             ------       ------       ------
   Total from investment operations ....................       1.12         0.70         0.87
                                                             ------       ------       ------
Less distributions
 Dividends from net investment income ..................      (0.65)       (0.66)       (0.67)
 Distributions in excess of net investment income ......         --           --        (0.01)
 Distributions from net realized gains .................      (0.07)       (0.09)       (0.03)
 Distributions in excess of accumulated net realized
 gains .................................................         --           --        (0.02)
                                                             ------       ------       ------
   Total distributions .................................      (0.72)       (0.75)       (0.73)
                                                             ------       ------       ------
 Change in net asset value .............................       0.40        (0.05)        0.14
                                                             ------       ------       ------
Net asset value, end of period .........................     $13.12       $12.72       $12.77
                                                             ======       ======       ======
Total return(1) ........................................       8.84%        5.56%        6.92%
Ratios/supplemental data:
Net assets, end of period (thousands) ..................   $102,312     $109,358     $113,806
Ratio to average net asset of:
 Operating expenses ....................................       0.96%        0.93%        0.99%
 Net investment income .................................       4.90%        5.13%        5.15%
Portfolio turnover rate ................................          9%          17%          20%

                                                                              Class A
                                                         --------------------------------------------------
                                                                        Year Ended April 30,
                                                             1995         1994         1993         1992
                                                         ------------ ------------ ------------ -----------
Net asset value, beginning of period ...................     $13.03       $13.64       $13.20       13.07
Income from investment operations
 Net investment income .................................       0.71         0.80         0.81        0.87
 Net realized and unrealized gain (loss) ...............       0.05        (0.53)        0.51        0.24
                                                             ------       ------       ------      ------
   Total from investment operations ....................       0.76         0.27         1.32        1.11
                                                             ------       ------       ------      ------
Less distributions
 Dividends from net investment income ..................      (0.76)       (0.76)       (0.80)      (0.88)
 Distributions in excess of net investment income ......         --           --           --          --
 Distributions from net realized gains .................      (0.31)       (0.12)       (0.08)      (0.10)
 Distributions in excess of accumulated net realized
 gains .................................................      (0.09)          --           --          --
                                                             ------       ------       ------      ------
   Total distributions .................................      (1.16)       (0.88)       (0.88)      (0.98)
                                                             ------       ------       ------      ------
 Change in net asset value .............................      (0.40)       (0.61)        0.44        0.13
                                                             ------       ------       ------      ------
Net asset value, end of period .........................     $12.63       $13.03       $13.64      $13.20
                                                             ======       ======       ======      ======
Total return(1) ........................................       6.34%        1.80%       10.38%       8.68%
Ratios/supplemental data:
Net assets, end of period (thousands) ..................   $117,370     $131,365     $147,760    $139,118
Ratio to average net asset of:
 Operating expenses ....................................       0.93%        0.85%        0.90%       0.68%
 Net investment income .................................       5.63%        5.82%        6.00%       6.55%
Portfolio turnover rate ................................         51%          25%          25%         33%



                                                                        Class A
                                                         --------------------------------------
                                                                  Year Ended April 30,
                                                             1991         1990         1989
                                                         ------------ ------------ ------------
Net asset value, beginning of period ...................    $12.58       $12.72       $12.27
Income from investment operations
 Net investment income .................................      0.90         0.90         0.89
 Net realized and unrealized gain (loss) ...............      0.51        (0.14)        0.46
                                                            ------       ------       ------
   Total from investment operations ....................      1.41         0.76         1.35
                                                            ------       ------       ------
Less distributions
 Dividends from net investment income ..................     (0.90)       (0.90)       (0.90)
 Distributions in excess of net investment income ......        --           --           --
 Distributions from net realized gains .................     (0.02)          --           --
 Distributions in excess of accumulated net realized
 gains .................................................        --           --           --
                                                            ------       ------       ------
   Total distributions .................................     (0.92)       (0.90)       (0.90)
                                                            ------       ------       ------
 Change in net asset value .............................      0.49        (0.14)       0.45
                                                            ------       ------       ------
Net asset value, end of period .........................    $13.07       $12.58       $12.72
                                                            ======       ======       ======
Total return(1) ........................................     11.36%        6.05%       11.41%
Ratios/supplemental data:
Net assets, end of period (thousands) ..................  $124,051     $107,612     $103,415
Ratio to average net asset of:
 Operating expenses ....................................      0.63%        0.66%        0.73%
 Net investment income .................................      6.94%        6.98%        7.13%
Portfolio turnover rate ................................        26%          27%          34%

                                                                                  Class B
                                                         ---------------------------------------------------------
                                                                                                        From
                                                                                                      Inception
                                                                                                       7/26/94
                                                                   Year Ended April 30,                  to
                                                             1998        1997          1996            4/30/95
                                                         ----------- ----------- ---------------- ----------------
Net asset value, beginning of period ...................   $12.73      $12.77          $12.63           $13.04
Income from investment operations
 Net investment income .................................     0.56        0.56            0.56(2)          0.48
 Net realized and unrealized gain (loss) ...............     0.46        0.05            0.20             0.01
                                                           ------      ------          ------           ------
   Total from investment operations ....................     1.02        0.61            0.76             0.49
                                                           ------      ------          ------           ------
Less distributions
 Dividends from net investment income ..................    (0.55)      (0.56)          (0.56)           (0.50)
 Distributions in excess of net investment income ......       --          --           (0.01)              --
 Distributions from net realized gains .................    (0.07)      (0.09)          (0.03)           (0.31)
 Distributions in excess of accumulated net realized
 gains .................................................       --          --           (0.02)           (0.09)
                                                           ------      ------          ------           ------
   Total distributions .................................    (0.62)      (0.65)          (0.62)           (0.90)
                                                           ------      ------          ------           ------
 Change in net asset value .............................     0.40       (0.04)           0.14            (0.41)
                                                           ------      ------          ------           ------
Net asset value, end of period .........................   $13.13      $12.73          $12.77           $12.63
                                                           ======      ======          ======           ======
Total return(1) ........................................     8.10%       4.84%           6.10%            4.10%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) ..................   $1,562      $1,359          $1,258             $460
Ratio to average net asset of:
 Operating expenses ....................................     1.71%       1.68%           1.78%            1.55%(3)
 Net investment income .................................     4.15%       4.37%           4.32%            4.90%(3)
Portfolio turnover rate ................................        9%         17%             20%              51%


-----------
(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized
(4) Not annualized

                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

     The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

     Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.


     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses, or compare the Fund's return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge by calling (800) 243-4361, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


     The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective is a fundamental policy and may not be changed without majority shareholder approval.

     The Fund will attempt to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, the interest from which is, in the opinion of the bond counsel, exempt from federal income tax (municipal bonds). The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes.

     California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in California tax exempt municipal securities. The Fund may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt securities issued by Puerto Rico.


     The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, "private activity bonds," as defined in section 141 of the Internal Revenue Code, issued after August 15, 1986, are not exempt from federal income taxation (the interest on which are also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). Under certain circumstances, however, such bonds may qualify for limited tax-exempt status (exempt from federal income taxation under section 103 of the Internal Revenue Code but is subject to the federal alternative minimum tax). The Fund may invest up to 20% of its net assets in AMT Bonds and qualified "private activity bonds," and other taxable fixed income obligations.


Characteristics of Municipal Bonds

     The two principal classifications of tax exempt bonds are "general obligation" and "revenue." General obligations ("G.O.s") are secured by the issuer's general pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages. Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed.

     The yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Services, Inc. ("Fitch"), represent their opinions as to the quality of the tax exempt bonds which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality.

Callable Bonds

     The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

Municipal Lease Obligations

     Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non- appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Directors. The Board of Directors will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

Risk Factors

     California Bonds. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes which limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California bonds to maintain debt service on their obligations.

     If the issuers of any of the California municipal securities are unable to meet their financial obligations, the income derived by the Fund, the ability to preserve or realize appreciation of the Fund's capital and the Fund's liquidity could be adversely affected. Additional considerations relating to risks associated with investing in California municipal securities are summarized below and in the Statement of Additional Information.

     Puerto Rico Bonds. The Fund may also invest in securities issued by Puerto Rico. Industrial employment is central to Puerto Rico's economy, the cornerstone of which is Section 936 of the Internal Revenue Code of 1986, as amended (the "Code"). This provision offers certain tax advantages to U.S. manufacturing firms operating in Puerto Rico by allowing exemptions from a portion of U.S. corporate income tax to qualifying U.S. corporations.


     On August 20, 1996, President Clinton signed into law a bill that will phase out Section 936 tax credits over a nine year period, ending January 1, 2006. The effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits will not be certain for a number of years. The impact of future investment and employment is more uncertain. Additional information regarding the economy of Puerto Rico is contained in the Statement of Additional Information.


     Other Special Considerations. The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent on, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements.

     There are several Federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulty might result in a decrease in present actual or future estimated debt service coverage. A reduction in coverage might also result from economic fluctuations leading to changes in interest rates or operating cost. Most state housing authority bonds are also "moral obligations." In many, but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses, thus providing the bondholder with an additional source of potential support not directly related to the specific housing program.

     Financial Futures. Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid.

                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

     Investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

     The Fund may invest, without percentage limitations, in investment grade securities having ratings by Moody's of Aaa, Aa, A or Baa or ratings by S&P or Fitch of AAA, AA, A or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those rated securities in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, including, the investment of up to 20% of the Fund's net assets in AMT Bonds and qualified "private activity" industrial development bonds and taxable fixed income obligations, all of the Fund's investments consist of tax exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments; in the case of such obligations, than is the case for higher grade bonds. A description of S&P's and Moody's rating systems is appended to the Statement of Additional Information.

     Subsequent to its purchase by the Fund, an issue of tax exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained herein.


     The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments," the income from which may be subject to federal and state income tax. Such temporary investments may consist of notes from issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated A-1, P-1 or F-1 grade by S&P, Moody's or Fitch, respectively, and U.S. Treasury and agency securities. These investments may be made pending the investment or reinvestment of proceeds from the sale of its shares or portfolio securities and will not exceed 20% of the Fund's total assets except when abnormal market or economic conditions warrant a temporary defensive position. When the Fund is in a temporary defensive position, it is not investing in securities selected to meet the Fund's investment objectives. In addition, for such temporary defensive purposes, the Fund may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents.

     The Fund may purchase municipal obligations on a when-issued basis, i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities is fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. No interest accrues to the Fund prior to delivery of the purchased securities. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitment will be maintained with the Custodian so that the market value of the account will, on a daily basis, equal or exceed the amount of such commitments by the Fund. When the time comes to pay for when-issued securities, the Fund may meet its obligations from the segregated account, sale of other securities, or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely with changes in interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

Financial Futures and Related Options

     The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of Fund securities or securities which the Fund intends to purchase. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

     Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts. The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the assets committed with respect to the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit, will be deposited in a pledged account with the Fund's custodian bank to fully collateralize the position and ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


Impact of the Year 2000 Issue

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The cost of modifying computer programs to become Year 2000 compliant may impact the financial performance and market price of companies whose securities are held by the Fund.

     The Directors have directed management to ensure that the systems used by service providers (including Phoenix Investment Partners, Ltd. ("PXP") and its subsidiaries) in support of the Fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PXP has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Since many of the core systems of PXP companies are investment related, PXP management believes that the majority of these systems are already Year 2000 compliant. PXP believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known if there could be a material impact on the operations of PXP companies or the Fund if such modifications and conversions are not completed timely.

     PXP will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Fund and is not expected to have a material impact on the operating results of PXP.



                             MANAGEMENT OF THE FUND

     The Fund is an open-end management investment company, known as a mutual fund. The Board of Directors of the Fund (the "Directors") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on directors by the 1940 Act and the Maryland General Corporation Law.

The Adviser

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, PIC acts as investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Directors, is responsible for the overall management of the Fund's business affairs. The Directors periodically review the services provided by the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that the administrative services are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

     PIC's address is 56 Prospect Street, Hartford, Connecticut. The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. and an indirect subsidiary of Phoenix Home Life, a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut. The Adviser presently also acts as the investment adviser to the Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Strategic Equity Series Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio, Enhanced Reserves Portfolio and Core Equity Portfolio), Phoenix Multi-Portfolio Fund (except Real Estate Securities Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97, Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (except Aberdeen New Asia Series and Real Estate Securities Series) and Phoenix Worldwide Opportunities Fund. As of May 31, 1998, the Adviser had approximately $21.6 billion in assets under management. The Adviser has acted as an investment adviser for over 60 years.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The ratio of the management fees to average net assets for the fiscal year ended April 30, 1998 for Class A Shares and Class B Shares was 0.45%.

The Portfolio Manager

     Mr. Timothy Heaney is the portfolio manager of the Fund and as such is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heaney has managed the Fund since September 1997 and previously co-managed the Fund from March 1996. Mr. Heaney has been a Vice President of the Fund since May 1996. Mr. Heaney is Managing Director, Fixed Income (since December 1997) of PIC, and was previously Director, Fixed Income Research (September 1996 to December 1997) and Investment Analyst (January 1995 to September 1996). He served as Investment Analyst of Phoenix Home Life from November 1992 until December 1994. Mr. Heaney is also portfolio manager of Phoenix Tax-Exempt Bond Portfolio of Phoenix Multi-Portfolio Fund.


The Financial Agent

     Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the aggregate daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. For its services during the Fund's fiscal year ended April 30, 1998, Equity Planning received a fee of $82,000 or
 .08% of average net assets.


The Custodian and Transfer Agent

     The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").

     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.

Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.


                               DISTRIBUTION PLANS

     The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a director and President of the Fund and a director and officer of Equity Planning. Michael E. Haylon and William R. Moyer, officers of the Fund, are directors of Equity Planning and Mr. Moyer is also an officer of Equity Planning. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, John F. Sharry and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

     Equity Planning and the Fund have entered into an Underwriting Agreement under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.

     The sale of Fund shares through securities brokers affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodian or transfer agency services offered by such bank.

     The Directors have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Plans, the Fund will pay the Distributor 0.25% annually of the average daily net assets of each Class of the Fund for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). Under the Class B Plan, the Fund shall reimburse the Distributor for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B Shares.

     Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


     If either or both of the Plans are terminated in accordance with their respective terms, the obligations of the Fund to make payments to the Distributor pursuant to such Plan, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.


     For the fiscal year ended April 30, 1998, the Fund paid $267,674 and $13,815 under the Distribution Plan for Class A and Class B Shares respectively. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $137 paid to W.S. Griffith & Co., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1998, the end of the last Plan year, the Distributor has incurred unreimbursed expenses under the Class B Plan of $305,493 (equal to 0.29% of the Fund's net assets) which have been carried over into the present Class B Plan year.

     On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to materially increase the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the applicable class of outstanding shares of the Fund. The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend either or both Plans.


                                HOW TO BUY SHARES

     The minimum initial purchase is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see the Statement of Additional Information). Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266-8301.


     Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution plan fees and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution plan fees are paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution plan fees and incremental expenses associated with such distribution and services fees; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Shares issued will be recorded electronically in book entry form. A fee may be incurred by the shareholder for a previously issued lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"). See "Investor Account Services." Shares of the Fund or shares of any other Affiliated Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Affiliated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Affiliated Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements

     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated service fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.


     Class B Shares sold to allocated qualified employer sponsored plans, including 401k plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


     Class A Shares are subject to lower distribution plan fees and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, Class A investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


Initial Sales Charge Alternative--Class A Shares


     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange (normally 4:00 PM eastern time). Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank or an authorized agent prior to its close of business.


     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.


                        Sales Charge    Sales Charge   Dealer Discount
                       as Percentage   as Percentage    or Agency Fee
Amount of               of Offering      of Amount     as Percentage of
Transaction                Price          Invested     Offering Price %
-----------                -----          --------     ----------------
Less than $50,000           4.75%           4.99%            4.25%
$50,000 but under
  $100,000                  4.50%           4.71%            4.00%
$100,000 but under
  $250,000                  3.50%           3.63%            3.00%
$250,000 but under
  $500,000                  3.00%           3.09%            2.75%
$500,000 but under
  $1,000,000                2.00%           2.04%            1.75%
$1,000,000 or more          None            None             None**

--------------------
* Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.


** In connection with Class A Share purchases by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/ dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

     In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


      Purchase Amount         Payment to Broker/Dealers
      ---------------         -------------------------
$1,000,000 to $3,000,000                 1%
$3,000,001 to $6,000,000             0.50 of 1%
$6,000,001 or more                   0.25 of 1%

     If part or all of such an investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to Equity Planning any such amounts paid with respect to the investment.


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.


How to Obtain Reduced Sales Charges on Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefits plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000; or (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director provided that sales made to persons listed in (1) through (16) above are made upon the written assurance that the purchase is made for investment purposes and that such shares will not be resold except to the Fund.

     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Fund or shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization in the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.


     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution plan fees facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                         Contingent Deferred
                           Sales Charge as
                           a Percentage of
                            Dollar Amount
  Year Since Purchase     Subject to Charge
  -------------------     -----------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         2%
  Fifth                          2%
  Sixth                          0%

     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 5 year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     For example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share has increased to $12 and, during such time, the investor has acquired 10 additional Class B Shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 Class B Shares (proceeds of $600), 10 shares will not be subject to charge because they were acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase) or $16.00.

     The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account;
(b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 701/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) in connection with the exercise of certain exchange privileges among the Class B Shares of the Fund and Class B Shares of other Affiliated Phoenix Funds;
(f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution plan fees under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

                            INVESTOR ACCOUNT SERVICES

     The Fund mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Fund's Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal bank account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price. You or your registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless you have notified the Fund or Transfer Agent that your registered representative shall not have this authority.

     Distribution Option. The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."


     Class A and B shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


     Tax Sheltered Retirement Plans. Shares of the Fund are offered in connection with the following qualified retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4631 for further information about the plans.


Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Affiliated Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Transfer Agent. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30-day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.


     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the

Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Transfer Agent may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Transfer Agent may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk that the Transfer Agent acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request.

     If you elect not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, you must submit a written request to exchange such shares to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's Transfer Agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


                                 NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Directors or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Directors when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Directors have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.

                              HOW TO REDEEM SHARES


     You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone, by check or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?


[Symbol of telephone] By Phone                        [bullet]   Sales up to $50,000
                                                      [bullet]   Not available on most retirement accounts
(800) 243-1574                                        [bullet]   Requests received after 4PM will be executed
                                                                 on the following business day
[Symbol of hand with writing instrument] By Check     [bullet]   Select checkwriting on your New Account
                                                                 Application
                                                      [bullet]   $500 or more per check
                                                      [bullet]   Can not be used to close an account
[Symbold of envelope with seal] In Writing            [bullet]   Letter of instruction from the registered owner
                                                                 including the fund and account number and
                                                                 the number of shares or dollar amount you
                                                                 wish to sell
                                                      [bullet]   No signature guarantee is required if your
                                                                 shares are registered individually, jointly, or as
                                                                 custodian under the Uniform Gifts to Minors
                                                                 Act or Uniform Transfers to Minors Act, the
                                                                 proceeds of the redemption do not exceed
                                                                 $50,000, and the proceeds are payable to the
                                                                 registered owners(s) at the address of record

     Shares previously issued in certificate form can not be redeemed until the certificated shares have been deposited to your account.

     Telephone Redemptions. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.


     Written Redemptions. If you elect not to use the telephone redemption or telephone exchange privileges or if the shares being exchanged are represented by a previously issued certificate(s), you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate(s) for the tendered shares must be duly endorsed and submitted. The Distributor reserves the right to charge you for lost or stolen certificates.

     Account Reinstatement Privilege. You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.

     Redemption of Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

     Redemption in Kind. To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES


     The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies and it annually makes the required distributions, it generally will not be subject to federal income tax on the income it distributes. The discussion below is based upon the assumption that the Fund will continue to qualify as a regulated investment company.


     Income dividends are intended to be declared daily and paid monthly. Capital gain distributions, if any, will be paid at least annually. An additional capital gain distribution may be paid after the end of the Fund's fiscal year.

     The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.


     Distribution by the Fund of interest income from tax exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes.

Distributions or parts thereof derived from interest received on California state and local issues and Puerto Rico issues held in the portfolio will be exempt from California personal income taxes in proportion to the amount that such investments bear to the total investment of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year. This requirement will be met because it is a fundamental policy of the Fund that at least 80% of the assets of the Fund be invested in California tax exempt municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether they are received in cash or in shares. Distributions of the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders (and not the Fund) as long-term capital gain regardless of how long shareholders have held the Fund shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. The Fund will inform shareholders of the amount and nature of such gains. During the fiscal year ended April 30, 1998, the Fund distributed to shareholders net realized long-term capital gains of $0.073 per share and net realized short-term capital gains of $0.007 per share which are taxable for federal and California income tax purposes.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. In addition to the federal income tax consequences described above, which are applicable to any investment in the Fund, there may be foreign, state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Additional information about taxes is set forth in the Statement of Additional Information. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are urged to consult their attorney or tax advisor regarding specific questions as to federal, foreign, state or local taxes.


Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

                             ADDITIONAL INFORMATION

Organization of the Fund

     The Fund was incorporated as a Maryland corporation on April 7, 1983 and has undergone several name changes. Since December 23, 1993, the Fund has been known as Phoenix California Tax Exempt Bonds, Inc.


     The Fund's Articles of Incorporation, as amended, provide that the Fund's Directors are authorized to create an unlimited number of series and one or more classes. The authorized capital stock of the Fund consists of 500,000,000 shares of common stock, with par value of One Cent ($0.01) each. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights (other than as described herein), and will be freely transferable.

Additional Inquiries

     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semiannual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Registration Statement


     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

                           TAX-FREE vs. TAXABLE INCOME


(Combined Federal and California Taxes)

     The table below shows the approximate taxable yields which are equivalent to tax exempt yields under combined federal and California income tax rates using the 1998* rates contained in the Internal Revenue Code, and state and local taxes currently scheduled to be in effect. The tables illustrate the return required on taxable investments to equal the tax exempt yield in a given income tax bracket. Find the relevant income bracket and read across that line.




                                                  Combined
              Taxable Income 1998                Federal and                           Tax-Exempt Yield
-----------------------------------------------     State    -------------------------------------------------------------------
     Single Return            Joint Return        Bracket**    3.50%     4.00%     4.50%     5.00%     5.50%     6.00%     6.50%
                                                                              is equivalent to a Taxable Yield of
--------------------------------------------------------------------------------------------------------------------------------
$ 18,762 to $ 25,350    $ 37,523 to $ 42,350       20.10%       4.38      5.01      5.63      6.26      6.88      7.51      8.14
  25,351 to   26,045      42,351 to   52,090       32.32%       5.17      5.91      6.65      7.39      8.13      8.87      9.60
  26,046 to   32,916      52,091 to   65,832       33.76%       5.28      6.04      6.79      7.55      8.30      9.06      9.81
  32,917 to   61,400      65,833 to  102,300       34.70%       5.36      6.13      6.89      7.66      8.42      9.19      9.95
  61,401 to  128,100     102,301 to  155,950       37.42%       5.59      6.39      7.19      7.99      8.79      9.59     10.39
 128,101 to  278,450     155,951 to  278,450       41.95%       6.03      6.89      7.75      8.61      9.47     10.34     11.20
 278,451 +               278,451 +                 45.22%       6.39      7.30      8.21      9.13     10.04     10.95     11.87
--------------------------------------------------------------------------------------------------------------------------------


-----------
 * Represents taxable income as currently defined by the Internal Revenue Code.

** This table is a combination of the 1998 federal and the 1997 California taxable income brackets which are adjusted annually for inflation. As of the publishing date, California had not announced its inflation adjusted tax rates. Thus, the above tax brackets are based on the most recent information available and are subject to change. Federal and state tax rates include the effect of fully deducting itemized deductions on federal and state returns. However, taxpayers with adjusted gross income in excess of certain amounts would be required to reduce their itemized deductions, as provided in the Internal Revenue Code and California State Tax Law. In addition, taxpayers with adjusted gross income in excess of $121,200 (single) and $181,800 (joint) are required to phase-out the benefit of any personal exemptions claimed.

   Note--In determining the Combined Federal and State Bracket, it is assumed that none of the tax-free obligations would give rise to a tax preference and that the alternative minimum tax is otherwise inapplicable. The chart also assumes shareholders earned no capital gains or experienced no capital losses.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                        Give Social Security Number or Tax Identification Number of:
-------------------------------------------------------------------------------------------------------------
Individual                            Individual
-------------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
-------------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
-------------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
-------------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
-------------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
-------------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        [bullet] A corporation
        [bullet] Financial institution
        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)
        [bullet] United States or any agency or instrumentality thereof [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof
        [bullet] International organization or any agency or instrumentality thereof
        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        [bullet] Real estate investment trust
        [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


-----------

This Prospectus sets forth concisely the information about Phoenix California Tax Exempt Bonds, Inc. (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated August 28, 1998. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the fiscal year ended April 30, 1998 and is incorporated into the Statement of Additional Information by reference. An Annual Report will also be sent if you request a Statement of Additional Information.



            [Recycle Bug] Printed on recycled paper using soybean ink

Phoenix Funds                                             BULK RATE MAIL
PO Box 2200                                                U.S. POSTAGE
Enfield CT 06083-2200                                          PAID
                                                         SPRINGFIELD, MA
                                                          PERMIT NO. 444


[Logo: Two interlocking diamonds] PHOENIX
                                  INVESTMENT PARTNERS












PXP 692 (8/98)

                    PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       Statement of Additional Information

                                 August 28, 1998

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix California Tax Exempt Bonds, Inc. (the "Fund"), dated August 28, 1998, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                   TABLE OF CONTENTS


                                               Page
                                               ----
THE FUND .....................................    2
INVESTMENT OBJECTIVE AND POLICIES ............    2
RISK FACTORS .................................    5
INVESTMENT RESTRICTIONS ......................   10
PERFORMANCE INFORMATION ......................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE .........   12
SERVICES OF THE ADVISER ......................   13
NET ASSET VALUE ..............................   13
HOW TO BUY SHARES ............................   14
INVESTOR ACCOUNT SERVICES ....................   14
REDEMPTION OF SHARES .........................   15
DIVIDENDS, DISTRIBUTIONS AND TAXES ...........   15
TAX SHELTERED RETIREMENT PLANS ...............   17
THE DISTRIBUTOR ..............................   17
DISTRIBUTION PLANS ...........................   18
DIRECTORS AND OFFICERS .......................   19
OTHER INFORMATION ............................   25
APPENDIX .....................................   26



                        Customer Service--(800) 243-1574
                            Marketing--(800) 243-4361
                        Telephone Orders--(800) 367-5877
                 Telecommunication Device (TTY)--(800) 243-1926





PXP 692B (8/98)

                                    THE FUND


     Phoenix California Tax Exempt Bonds, Inc. is a diversified open-end management investment company which was organized as a Maryland corporation in 1983. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") which resulted from the transfer of ownership of the Fund's former investment adviser, National Securities & Research Corporation to Phoenix Home Life on May 14, 1993. Prior to January 1, 1994, the Fund's name was "National's California Tax Exempt Bonds, Inc."


                        INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. The Fund may invest in a diversified portfolio of obligations issued by or on behalf of the United States, its territories and possessions and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax (municipal bonds). California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that will be exempt from California income taxes in ratable proportion of the exempt California investments to the total investments of the Fund at the end of each quarter. The Fund, as a fundamental policy, will invest at least 80% of its assets in California tax exempt municipal securities and may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt "qualified" private activity bonds, the interest on which is treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). The Fund may also invest, without percentage limitations, in investment grade securities having ratings by Moody's Investors Service, Inc. ("Moody's") of Aaa, Aa, A, or Baa or by Standard & Poor's Corporation ("S&P") or Fitch Investor Services, Inc. ("Fitch") of AAA, AA, A, or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, all of the Fund's investments consist of tax exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P and Fitch are medium grade investment obligations which have certain speculative characteristics (see Appendix).


General Characteristics

     Tax exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.


     The two principal classifications of tax exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

     Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

     The yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax exempt bonds with the same maturity and coupon with different ratings may have the same yield.

     The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.


     There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

     Subsequent to its purchase by the Fund, an issue of tax exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax exempt bonds or temporary investments in accordance with the investment policies contained herein.

     The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitments will be maintained with State Street Bank & Trust Company, the Fund's custodian, on a daily basis so that the market value of the account will equal or, exceed the amount of such commitments by the Fund. At such time(s) as when-issued securities must be paid, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities, or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligation).

     Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.


     The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments;" the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in "private activity bonds," the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). Such investments may be made pending the investment or reinvestment of the proceeds from the sale of its shares or portfolio securities and will not exceed 20% of the Fund's total assets except when made for defensive purposes. Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.


     The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for escrow at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific securities being hedged.

     Portfolio trading will be undertaken principally to accomplish the objectives of the Fund in relation to anticipated movements in the general level of interest rates, provided, however, the Fund may engage to a limited extent in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading merely to realize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax exempt bonds or changes in the investment objective of investors.

     Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, all excluding securities with maturities at acquisition of one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities.

     Portfolio turnover may involve the payment by the Fund of dealer mark-ups or underwriting commissions. It is impossible to predict portfolio turnover rates; however, in periods of rapidly fluctuating interest rates, the Fund's investment policies may lead to frequent changes in investments. The Fund's portfolio turnover rates for the two years ended April 30, 1997 and 1998 were 17% and 9%, respectively.


     The Fund may use financial futures contracts and related options to hedge against changes in the market value of securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

     The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a segregated account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

     The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions & Taxes."

                                  RISK FACTORS

California Obligations

     Certain developments regarding the California Constitution and state statutes which limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

     Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and various entities is unclear.

     Certain of the municipal securities purchased by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property revenues.

     Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that, notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

     The application and interpretation of Article XIIIA has been and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIIIA, its implementing legislation and regulations issued by the California State Board of Equalization. However, the outcome of such litigation could substantially impact local property tax collections and the ability of the state agencies, local governments and districts to make future payments on outstanding debt obligations.

     On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" added Article XIIIB to the California Constitution which provides that, state and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys (called "appropriations subject to limitations") in an amount higher than the "appropriations limit." In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB also provides that if revenues of these entities in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.


     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (a) the California Legislature establish a prudent state reserve fund in an amount that it shall deem reasonable and necessary, and (b) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.


     Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, state moneys to support school districts and community college districts shall equal or exceed the lesser of: (a) an amount equalling the percentage of state general revenue bonds for school districts and community college districts in fiscal year 1986-87, or (b) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     Proposition 111 was approved by voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the state and local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9% of state General Fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of state tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the state appropriations limit. Additionally, Proposition 111 exempts from the state appropriations limit funding for capital outlays.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

     The settlement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while the K-14 schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

     Substantially increased General Fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

     Articles XIIIB, like Article XIIIA, may require further interpretation by both the California Legislature and the courts to determine their applicability to specific situations involving the state and local taxing authorities. Depending upon such interpretations, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The State legislative analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local governments would be reduced by several hundred million dollars a year under this Proposition.

     Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non-judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfer of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of loan servicing procedures, and the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

     Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from home mortgages, and are subject to California statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by the mortgage.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six month's advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on outstanding debt obligations which financed such home mortgages.


     After suffering through a severe recession, since the start of 1994 the State's economy has been on a steady recovery. Employment increased by over 430,000 non-farm jobs in 1997. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The unemployment rate, while still higher than the national average, fell to 5.9% in early 1998, compared to over 10% during the recession.

     The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, the State experienced recurring budget deficits in the late 1980's and early 1990's. The State Controller reports that expenditures exceeded revenues for four of the six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. The State's cash condition became so serious from late spring 1992 until 1995, the State had to rely on the issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing.

     On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 97-98 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

     The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

     The May 1998 Revision to the Governor's proposed budget increases the General Fund revenue forecast by nearly $1.8 billion in 1997-98 and $2.5 billion in 1998-99. The May Revision provides for a balanced budget and a budget reserve for economic uncertainties of $1.6 billion. In the May Revision the administration proposed, among other things, a two-step reduction in the State's vehicle license fee (VLF) which, when fully phased in, would reduce State revenues by more than $3 billion annually. Since VLF is a primary source of revenue for local governments, the May Revision proposed continuous appropriation from the General Fund to replace that loss in revenues.

     The VLF proposal met significant opposition in the Legislature and continuing disagreement over the nature and extent of the proposed tax cut delayed final adoption of the 1998-99 budget. Local government concern about the potential impact of the VLF proposal on local government revenues underscores the extent to which California county and other local government budgets are affected by State budget decisions beyond their control.

     In early August, 1998 the Governor and leaders of the State Legislature reached agreement on a $76 billion State budget that includes a $1.4 billion tax cut. The main feature of the tax cut is a 25% reduction in the VLF, with future reductions contingent upon higher than forecast State revenues. The budget accord included significant additional funding for public schools and community colleges intended, among other things, to increase the length of the California school year and extend the class size reduction initiatives already under way. The budget accord also included a 7.9% increase in welfare recipients' monthly checks as well as a variety of smaller tax credits and cuts, including an increase in the income tax credit for dependents, a modest renters' credit and a number of tax credits and cuts aimed at specific industries important to the California economy. The budget must be approved by a two-thirds vote of the State Senate and Assembly. The Governor may exercise a line-item veto to ensure the final budget includes sufficient reserves.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

     The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

     Among the more significant lawsuits pending against the State are the following: (i) lawsuits related to the 1997 northern California floods with potential State liability of approximately $2 billion; (ii) cases seeking to compel the State to pay Part B ambulance and physician services co-payments under the Medicare and Medicaid Acts; (iii) a lawsuit challenging two sections of the State tax laws; (iv) a lawsuit seeking reimbursement for alleged state-mandated costs involving potential State liability of over $1 billion; (v) lawsuits related to contamination at the Stringfellow toxic waste site; (vi) various lawsuits challenging budget appropriations and fund transfers; (vii) a lawsuit challenging the appropriation of funds in the Cigarette and Tobacco Products Surtax Fund for programs which were allegedly not health education or tobacco related disease research; and (viii) lawsuits concerning reductions in Aid to Families with Dependent Children (AFDC) with potential State liability estimated at $831 million.

     Due to the State's continuing budget problems, the State's general obligation bonds were downgraded in July 1994 from "Aa" to "A1" by Moody's, from "A+" to "A" by S&P, and from "AA" to "A" by Fitch. All three ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

     In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the California Trust.


Puerto Rico

     Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment. Although the increase in real gross product slowed to 0.8% in fiscal 1992, reflecting the effects of the last recession in the U.S. economy, the growth pattern continued thereafter with real gross domestic product increases of 3.4% and 3.1% for fiscal 1995 and 1996, respectively. Factors contributing to Puerto Rico's more than decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, the continued growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period.

     Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. The Planning Board estimates that in fiscal 1996, manufacturing generated $18.9 billion or 41.4% of gross domestic product and accounted for 15.3% of total employment; as compared with fiscal 1995, when it generated $17.9 billion, or 41.9%, of gross domestic product and accounted for 16.4% of total employment. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade.

     One of the factors assisting the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the U.S. Internal Revenue Code, under which certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits. On August 20, 1996, President Clinton signed into law a bill that will phase out
Section 936 tax credits over a nine year period, ending January 1, 2006. The effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits will not be certain for a number of years. The impact on future investment and employment is more uncertain.

     The service sector, which includes hotel and related services, and which currently accounts for approximately 48.3% of total employment, accounted for $17.1 billion, or 37.6%, of Puerto Rico's gross domestic product in fiscal 1996, as compared with $16.2 billion, or 38.1%, of gross domestic product in fiscal 1995. The service sector, particularly wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.

     Growth in construction and tourism has also contributed to increased economic activity in fiscal 1996. The growth in the construction industry has been evidenced by an increase of 26.4% in construction investment for fiscal 1996 over fiscal 1995. Tourism has grown in each fiscal year since fiscal 1985. More than 4 million visitors spent over $1.9 billion in Puerto Rico in fiscal 1996. San Juan has become the largest home port for cruise ships in the Caribbean and the second largest home port for cruise ships in the world. Twenty-five U.S. and international airlines offer scheduled service to and from San Juan, and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean.

     The Constitution of Puerto Rico provides a limitation on the amount of general obligation debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. In certain years, this policy has resulted in the rate of growth of public sector debt exceeding the rate of growth of gross domestic product. During fiscal years 1992 to 1996, public sector debt increased 27.5%, while gross product rose 27.7%. After taking into consideration the issuance on April 3, 1997 of the Public Improvement Bonds and the Refunding Bonds and the refunding of certain general obligation bonds of the Commonwealth by the Refunding Bonds and the issuance of the bonds, short-term debt outstanding relative to total debt was approximately 12.2%. Short-term debt outstanding includes $550,000,000 in tax and revenue anticipation notes issued on December 17, 1996 and maturing on July 30, 1997.

Futures and Options

     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

     The Fund has adopted the following investment restrictions which, in addition to the investment objective set forth under Investment Objective and Policies, are fundamental policies which cannot be changed without the consent of the holders of a majority of the shares of the Fund. A majority of the shares as used in this Statement means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund may not:

     (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

     (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) borrow money in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 5% of the value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

     (4) engage in the business of underwriting the securities of others except in connection with the purchase of securities for its portfolio of municipal bonds;

     (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's total assets; and

     (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered a violation of the restriction.

                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class and as total return of a class.


     Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are on Class A and Class B Shares reinvested when paid.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     Average annual return and yield are computed separately for Class A and Class B Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending April 30, 1998, the Class A Shares yield, calculated pursuant to this formula, was 4.53% and the Class B Shares yield was 4.00%, calculated pursuant to this formula.

     For the 1, 5 and 10 year periods ended April 30, 1998, the average annual total return of the Class A Shares was 3.70%, 4.84% and 7.16%, respectively. For the one year period ended April 30, 1998, and since inception (July 26, 1994) for Class B Shares, the average annual total return was 4.10% and 5.69% respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A share's aggregate total return quotation for the period commencing May 17, 1983 and ending April 30, 1998 was 207.66%.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund will be asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders will be given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers will be considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser will do so in accordance with its judgment of the best interest of the Fund and its shareholders.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

                             SERVICES OF THE ADVISER


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes; association membership dues; brokerage fees; and taxes.

     For services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Fund will pay to the Adviser as compensation a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The Adviser's fee will be accrued daily against the value of the Fund's net assets and will be payable monthly by the Fund. Total management fees for the fiscal years ended April 30, 1996, 1997 and 1998 amounted to $542,769, $521,952 and
$488,031, respectively. For the fiscal years ended April 30, 1996, 1997 and 1998, management fees were paid at an annual rate of 0.45%, 0.45%, and 0.45%, respectively, of the Fund's average daily net assets.

     Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as the Adviser for the Fund. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly known as Phoenix Duff & Phelps Corporation), whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life is a mutual insurance company engaged in the insurance and investment business. The Adviser serves as investment adviser to other registered investment companies. For the purposes hereof, the Fund, as well as such other investment companies with Phoenix Home Life family of funds shall hereinafter be referred to collectively as the "Phoenix Funds." The Adviser presently has $21.6 billion in managed assets. The Adviser has acted as investment adviser for over sixty years.

     Philip R. McLoughlin, a director and officer of the Fund, is also a director of the Adviser. Michael E. Haylon and William R. Moyer, officers of the Fund, are also directors and officers of the Adviser. G. Jeffrey Bohne, Nancy G. Curtiss, Timothy M. Heaney, William E. Keen, III, Leonard J. Saltiel, Thomas N. Steenburg and James D. Wehr, officers of the Fund, are also officers of the Adviser.

     The current Investment Advisory Agreement was approved by the Board of Directors on November 19, 1996 and by the shareholders on March 14, 1997. The Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by a majority of the Directors who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Directors or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.


                                 NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Any assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.


                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Fund's current Prospectus for more information.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


                            INVESTOR ACCOUNT SERVICES


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

Exchanges

     Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with Share Classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

                              REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand. See the Fund's current Prospectus for further information.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


     Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


     Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days' written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.


     Telephone Redemption. Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

     By Check. You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

     Reinvestment Privilege. Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates and the Fund would not be eligible to pay exempt interest dividends.

     Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.


     The Fund declares a daily dividend, which is accrued and is paid monthly. Income dividends and capital gains are reinvested automatically in additional shares at net asset value unless the shareholder elects to receive distributions in cash. If a shareholder withdraws the entire amount in the account at any time during the month, all dividends accrued to the date of liquidation will be paid to the shareholder along with the proceeds from the redemption of shares.


     Distribution by the Fund of interest income from tax exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. Distributions, if any, of the excess of net long-term capital gain over net short-term capital loss will be made at least annually and will be taxable to shareholders (and not the Fund) as long-term capital gain regardless of how long shareholders have held the Fund shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. The Fund has no plans to make a distribution of capital gains realized during any year in which there is a tax loss carry forward available to offset such gains; however, this is subject to review in the future. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares. Any gain or loss realized by a shareholder on the sale or redemption of shares will be long- or short-term capital gain or loss, depending upon the length of the shareholder's holding period. However, any loss realized on the sale of shares held for six months or less will be long-term loss to the extent of long term capital gains received by the shareholder. A shareholder will not be permitted to deduct for federal income tax purposes interest on indebtedness incurred to purchase or carry shares.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax will not, however, generally apply to a regulated investment company such as the Fund that invests substantially in tax-exempt investments. In addition, if the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

     Pursuant to Code section 852(b)(7), any dividend declared by a fund to shareholders of record in October, November and December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to, shareholders as of December 31 of such year, provided that the dividend is actually paid by the Fund in January of the following year.


     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns (the percentage of all income distributions made during a fiscal year designated as tax exempt will be uniform).

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Directors would then re-evaluate the Fund's investment objective and policies.


                         TAX SHELTERED RETIREMENT PLANS


     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may, directly or through third parties, provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                                 THE DISTRIBUTOR


     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. The Distributor purchases such number of copies of the Fund's Prospectus, Statement of Additional Information and reports to shareholders as it may require for sales purposes. During the fiscal years ended April 30, 1996, 1997, and 1998, purchasers of Fund shares paid aggregate sales charges of $156,046, $96,217 and $69,141, respectively, of which the Distributor received net commissions of $18,687, $18,320 and $15,777, respectively, for its services, the balance being paid to dealers.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Distribution Plans described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

     First $200 million               .085%
     $200 million to $400 million     .05%
     $400 million to $600 million     .03%
     $600 million to $800 million     .02%
     $800 million to $1 billion       .015%
     Greater than $1 billion          .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended April 30, 1998, Equity Planning received $82,000.

                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan" and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Plans, the Fund will pay the Distributor 0.25% annually of the average daily net assets of each Class of the Fund for providing services to shareholders (the "Service Fee"). Under the Class B Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor related to that Class up to 0.75% annually of the average daily net assets of the Fund. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund including underwriting commissions and financing expenses incurred in connection with the payment of commissions; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors of the Fund determine are reasonably calculated to result in the sale of shares of the Fund.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to either Plan, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, re-allow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     The Directors have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders. For the fiscal year ended April 30, 1998, the Fund paid Rule 12b-1 fees in the amount of $281,489 of which the Distributor received $33,729, unaffiliated broker-dealers received $247,623 and W.S. Griffith & Co., Inc., an affiliate, received $137. The Rule 12b-1 payments were used for: compensating dealers ($257,856), compensation to sales personnel ($149,213), advertising ($83,796), printing and mailing prospectuses to other than current shareholders ($7,650), service costs ($40,560) and other costs ($29,752).

     On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments to such Plan must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding shares of the applicable class of the Fund.

     The National Association of Securities Dealers, Inc. ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution plan fees or amend the Plans.


                             DIRECTORS AND OFFICERS


     The Directors and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Director is 56 Prospect Street, Hartford, Connecticut, 06115. The Directors and executive officers are listed below:




                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
Robert Chesek (64)           Director           Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Vice President, Common Stock, Phoenix Home Life
                                                Mutual Insurance Company (1980-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (until 1993).

E. Virgil Conway (69)        Director           Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                            New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                present), The Harlem Youth Development Foundation (1987-
                                                present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                present), Realty Foundation of New York (1972-present), New
                                                York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory Director)
                                                (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present).
                                                Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                present). Member, Audit Committee of the City of New York
                                                (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                                Chairman (1992-1995), Financial Accounting Standards
                                                Advisory Council. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

Harry Dalzell-Payne (69)     Director           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (1983-1993).
                                                Formerly a Major General of the British Army.

                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
*Francis E. Jeffries (67)    Director           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1993-present). Director,
                                                The Empire District Electric Company (1984-present). Director
                                                (1989-1997), Chairman of the Board, (1993-1997), President
                                                (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                Investment Partners, Ltd.

Leroy Keith, Jr. (59)        Director           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                              Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                               (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Products Company                         Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                    present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                              Evergreen International Fund, Inc. (1989-present). Trustee,
                                                Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                and Master Reserves Trust. President, Morehouse College
                                                (1987-1994). Chairman and Chief Executive Officer, Keith
                                                Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

*Philip R. McLoughlin (51)   Director and       Chairman, (1997-present), Director, (1995-present), Vice
                             President          Chairman (1995-1997) and Chief Executive Officer,
                                                (1995-present) Phoenix Investment Partners, Ltd. Director
                                                (1994-present) and Executive Vice President, Investments
                                                (1988-present), Phoenix Home Life Mutual Insurance
                                                Company. Director/Trustee and President, Phoenix Funds
                                                (1989-present). Trustee and President, Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                Funds (1996-present). Director, Duff & Phelps Utilities Tax-
                                                Free Income Inc. (1995-present) and Duff & Phelps Utility
                                                and Corporate Bond Trust Inc. (1995-present). Director (1983-
                                                present) and Chairman (1995-present), Phoenix Investment
                                                Counsel, Inc. Director (1984-present) and President (1990-
                                                present), Phoenix Equity Planning Corporation. Director
                                                (1993-present), Chairman (1993-present) and Chief Executive
                                                Officer (1993-1995), National Securities & Research
                                                Corporation. Director, Phoenix Realty Group, Inc. (1994-
                                                present), Phoenix Realty Advisors, Inc. (1987-present),
                                                Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                (1985-present), and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity
                                                Company (1996-present). Director and Executive Vice
                                                President, PHL Variable Insurance Company (1995-present).
                                                Director, Phoenix Charter Oak Trust Company (1996-present).
                                                Director and Vice President, PM Holdings, Inc. (1985-
                                                present). Director and President, Phoenix Securities Group,
                                                Inc. (1993-1995). Director (1992-present) and President
                                                (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                Associates, Inc. (1995-present). Director/Trustee, the National
                                                Affiliated Investment Companies (until 1993).

                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
**Everett L. Morris (70)     Director           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Director, Duff &
                                                Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993- present).

*James M. Oates (52)         Director           Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                               Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                        Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                 Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                       Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                Govett Funds (1991-present), Blue Cross and Blue Shield of
                                                New Hampshire (1994-present), Investors Financial Service
                                                Corporation (1995-present), Investors Bank & Trust
                                                Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                present), Stifel Financial (1996-present) and Command
                                                Systems, Inc. (1998-present). Vice Chairman Massachusetts
                                                Housing Partnership (1992-present). Member, Chief
                                                Executives Organization (1996-present). Director (1984-1994),
                                                President (1984-1994) and Chief Executive Officer (1986-
                                                1994), Neworld Bank. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

*Calvin J. Pedersen (56)     Director           Director (1986-present), President (1993-present) and
Phoenix Investment                              Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                  Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                      Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                               and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present).

**Herbert Roth, Jr. (69)     Director           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                 Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                    Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                              Edison Company (1978-present), Landauer, Inc. (medical
                                                services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                (diversified manufacturer) (1985-present). Member, Directors
                                                Advisory Council, Phoenix Home Life Mutual Insurance
                                                Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual
                                                Insurance Company (1972-1998). Director/Trustee, the
                                                National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)     Director           Managing Director, Mullin Associates (1993-present).
102 Valley Road                                 Director/Trustee, Phoenix Funds, (1993-present). Trustee,
New Canaan, CT 06840                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Vice President and
                                                General Manager, Coats & Clark, Inc. (previously Total
                                                American, Inc.) (1991-1993). Director/Trustee, the National
                                                Affiliated Investment Companies (1984-1993).

                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
Lowell P. Weicker, Jr. (67)  Director           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                 Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                             Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                (1995-present), Burroughs Wellcome Fund (1996-present),
                                                HPSC Inc. (1995-present) and Compuware (1996-present).
                                                Visiting Professor, University of Virginia (1997-present).
                                                Director, Duty Free International (1997). Chairman, Dresing,
                                                Lierman, Weicker (1995-1996). Governor of the State of
                                                Connecticut (1991-1995).

Michael E. Haylon (40)       Executive          Director and Executive Vice President--Investments, Phoenix
                             Vice               Investment Partners, Ltd. (1995-present). Executive Vice
                             President          President, Phoenix Funds (1993-present) and Phoenix-
                                                Aberdeen Series Fund (1996-present). Executive Vice
                                                President (1997-present), Vice President (1996-1997),
                                                Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                (1994-present), President (1995-present), Executive Vice
                                                President (1994-1995), Vice President (1991-1994), Phoenix
                                                Investment Counsel, Inc. Director (1994-present), President
                                                (1996-present), Executive Vice President (1994-1996), Vice
                                                President (1993-1994), National Securities & Research
                                                Corporation. Director, Phoenix Equity Planning Corporation
                                                (1995-present). Senior Vice President, Securities Investments,
                                                Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                Various other positions with Phoenix Home Life Mutual
                                                Insurance Company (1990-1993).

John F. Sharry (46)          Executive          Managing Director, Retail, Phoenix Equity Planning
                             Vice               Corporation (1995-present). Executive Vice President, Phoenix
                             President          Funds and Phoenix-Aberdeen Series Fund (1998-present).
                                                Managing Director, Director and National Sales Manager
                                                (December 1993-November 1995), Senior Vice President,
                                                Director and National Sales Manager (December 1992-
                                                December 1993), Putnam Funds.

James D. Wehr (41)           Senior Vice        Managing Director, Fixed Income, (1996-present), Vice
                             President          President (1991-1996), Phoenix Investment Counsel, Inc.
                                                Managing Director, Fixed Income, (1996-present), Vice
                                                President (1993-1996), National Securities & Research
                                                Corporation. Senior Vice President (1997-present), Vice
                                                President (1988-1997), Phoenix Multi-Portfolio Fund; Senior
                                                Vice President (1997-present), Vice President (1990-1997),
                                                Phoenix Series Fund; Senior Vice President (1997-present),
                                                Vice President (1991-1997), The Phoenix Edge Series Fund;
                                                Senior Vice President (1997-present), Vice President (1993-
                                                1997), Phoenix California Tax Exempt Bonds, Inc.; Senior
                                                Vice President (1997-present), Vice President (1996-1997),
                                                Phoenix Duff & Phelps Institutional Mutual Funds; and Senior
                                                Vice President, Phoenix Multi-Sector Short Term Bond Fund,
                                                Phoenix Multi-Sector Fixed Income Fund, Phoenix Income
                                                and Growth Fund and Phoenix Strategic Allocation Fund, Inc.
                                                (1997-present). Senior Vice President and Chief Investment
                                                Officer, Duff & Phelps Utilities Tax Free Income Inc. (1997-
                                                present). Managing Director, Public Fixed Income, Phoenix
                                                Home Life Insurance Company (1991-1995). Various positions with Phoenix Home Life Insurance Company (1981-1991).

                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
Timothy M. Heaney (33)       Vice               Managing Director, Fixed Income (1997-present), Director,
                             President          Fixed Income Research (1996-1997), Investment Analyst
                                                (1995-1996), Phoenix Investment Counsel, Inc. Managing
                                                Director, Fixed Income (1997-present), Director, Fixed Income
                                                Research (1996-1997), National Securities & Research
                                                Corporation. Vice President, Phoenix California Tax Exempt
                                                Bonds, Inc. and Phoenix Multi-Portfolio Fund (1995-present).
                                                Investment Analyst, Phoenix Home Life Mutual Insurance
                                                Company (1992-1994).

William E. Keen, III (34)    Vice               Assistant Vice President, Phoenix Equity Planning Corporation
100 Bright Meadow Blvd.      President          (1996-present). Vice President, Phoenix Funds, Phoenix Duff
P.O. Box 2200                                   & Phelps Institutional Mutual Funds and Phoenix-Aberdeen
Enfield, CT 06083-2200                          Series Fund (1996-present). Assistant Vice President,
                                                USAffinity Investments LP, (1994-1995). Treasurer and
                                                Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                Administration, SEI Corporation (1991-1994).

William R. Moyer (54)        Vice               Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.      President          Investment Partners, Ltd. (1995-present). Director (1998-present),
P.O. Box 2200                                   Senior Vice President, Finance (1990-present), Chief Financial
Enfield, CT 06083-2200                          Officer (1996-present), and Treasurer (1994-1996 and 1998-
                                                present), Phoenix Equity Planning Corporation. Director (1998-
                                                present), Senior Vice President (1990-present), Chief Financial
                                                Officer (1996-present) and Treasurer (1994-present), Phoenix
                                                Investment Counsel, Inc. Director (1998-present), Senior Vice
                                                President, Finance (1993-present), Chief Financial Officer (1996-
                                                present), and Treasurer (1994-present), National Securities &
                                                Research Corporation. Senior Vice President and Chief Financial
                                                Officer, Duff & Phelps Investment Management Co. (1996-
                                                present). Vice President, Phoenix Funds (1990-present), Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                Phoenix-Aberdeen Series Fund (1996-present). Vice President,
                                                Investment Products Finance, Phoenix Home Life Mutual Insur-
                                                ance Company (1990-1995). Senior Vice President and Chief
                                                Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                                Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                                the National Affiliated Investment Companies (until 1993).

Leonard J. Saltiel (44)      Vice               Managing Director, Operations and Service (1996-present),
                             President          Senior Vice President (1994-1996), Phoenix Equity Planning
                                                Corporation. Vice President, Phoenix Funds (1994-present),
                                                Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present) and Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                President, Investment Operations, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with Phoenix
                                                Home Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (45)        Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer
                                                (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1995-present) and Phoenix-Aberdeen
                                                Series Fund (1996-present). Second Vice President and
                                                Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with Phoenix
                                                Home Life Insurance Company (1987-1994).

                             Positions Held                           Principal Occupations
Name, Address and Age        With the Fund                           During the Past 5 Years
---------------------        -------------                           -----------------------
G. Jeffrey Bohne (50)        Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                               Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 01301                            Fund Customer Service (1996-present), Vice President,
                                                Transfer Agent Operations (1993-1996), Phoenix Equity
                                                Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-
                                                present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                                present). Vice President, Home Life of New York Insurance
                                                Company (1984-1992).


-----------

 *Indicates that the Director(s) is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19)of the Investment Company Act of 1940.

**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Directors effective January 1, 1999.

     For services rendered to the Fund for the fiscal year ended April 30, 1998, the Directors received aggregate remumeration of $20,078. For services on the Boards of the various Phoenix Funds, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. Costs are allocated equally to each of the Series and Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

     For the Fund's last fiscal year ending April 30, 1998, the Directors received the following compensation:



                                                                                               Total
                                                                                           Compensation
                                                  Pension or                               From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Directors
------------------------   --------------   ---------------------   -----------------   ------------------
Robert Chesek                  $1,538                                                         $55,750
E. Virgil Conway+              $2,040                                                         $74,500
Harry Dalzell-Payne+           $1,815                                                         $67,250
Francis E. Jeffries            $1,500*                                                        $53,750
Leroy Keith, Jr.               $1,538               None                  None                $55,750
Philip R. McLoughlin+          $    0             for any               for any               $     0
Everett L. Morris+             $1,778*            Director              Director              $65,750
James M. Oates+                $1,778                                                         $65,250
Calvin J. Pedersen             $    0                                                         $     0
Herbert Roth, Jr.+             $2,108*                                                        $77,000
Richard E. Segerson            $1,785                                                         $63,750
Lowell P. Weicker, Jr.         $1,688                                                         $60,000


---------

*This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan. At April 30, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $82,041, $137,256 and $140,068, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On July 29, 1998, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders

     The following table sets forth information as of July 29, 1998 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially own 5% or more of any Class of the Registrant's equity securities.



         Name of Shareholder             Class     Number of Shares     Percent of Class
-------------------------------------   -------   ------------------   -----------------
Merrill Lynch Pierce Fenner & Smith       B            20,491.3630         16.42%
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette                 B            12,636.0790         10.13%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSC FEBO                                 B            11,910.4400          9.55%
Bill & Sadaye Kasuga Trust
Hiroshi William Kasuga
U/A 07/06/89
29353 Quailwood Drive
Rancho Palos Verdes, CA 90275-4926

Toshio Takayama                           B            10,632.3380          8.52%
Joan Takayama Ttees
Takayama Family Trust DTD 4/9/88
9200 Orchid Dr.
Westminster, CA 92683-7316

Phoenix Investment Counsel                B            10,060.7580          8.06%
100 Bright Meadow Blvd.
Enfield, CT 06082-1957


                                OTHER INFORMATION

Independent Accountants


     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets. Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $19.25 for each designated daily dividend shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Reports to Shareholders

     The fiscal year of the Fund ends on April 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.


Financial Statements


     The financial statements for the Fund's fiscal year ended April 30, 1998, appearing in the Fund's Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

Moody's Investors Service, Inc. Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix California Tax Exempt Bonds, Inc.
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
MUNICIPAL TAX-EXEMPT BONDS--95.6%
CERTIFICATES OF PARTICIPATION/LEASE REVENUE--7.4%
  Anaheim Public Funding Series C 6%, 9/1/16 (FSA Insured)..  AAA          $2,600  $      2,866,500
  Orange County Recovery COP 5.80%, 7/1/16 (MBIA Insured)...  AAA          1,500          1,584,375
  San Francisco Building Authority Civic Center A 6%,
    12/1/09 (AMBAC Insured).................................  AAA          2,000          2,230,000
  San Mateo County Revenue 5.125%, 7/1/18 (MBIA Insured)....  AAA          1,000            992,500
                                                                                   ----------------
TOTAL CERTIFICATES OF PARTICIPATION/LEASE REVENUE................................         7,673,375
                                                                                   ----------------
GENERAL OBLIGATIONS--6.6%
  California State G.O. 5.50%, 4/1/08 (MBIA Insured)........  AAA          1,500          1,605,000
  Central School District G.O. 7.05%, 5/1/16................  A (c)        1,000          1,077,500
  Pomona School District G.O. Series C 5.60%, 8/1/12 (MBIA
    Insured)................................................  AAA          1,500          1,618,125
  Walnut Valley United School District G.O. 0%, 8/1/19 (MBIA
    Insured)................................................  AAA          8,480          2,607,600
                                                                                   ----------------
TOTAL GENERAL OBLIGATIONS........................................................         6,908,225
                                                                                   ----------------
HEALTHCARE--6.6%
  California Health Facilities 7.30%, 11/1/20 (CA Mortgage
    Insurance)..............................................  A+           1,400          1,508,500
  California Health Facilities 6.25%, 7/1/22................  A+           1,500          1,576,875
  Grass Valley Hospital 7.25%, 4/1/19 (CA Mortgage
    Insurance)..............................................  A+           2,000          2,082,920
  San Bernandino School Health Care Series A, Sisters of
    Charity 7%, 7/1/21......................................  AA           1,500          1,646,250
                                                                                   ----------------
TOTAL HEATHCARE..................................................................         6,814,545
                                                                                   ----------------
HOUSING REVENUE--3.5%
  California Housing Financing Agency Series C 7.20%, 8/1/17
    (FHA Insured)...........................................  AA-            550            569,937
  California Housing Financing Agency Series D 7.25%, 8/1/17
    (FHA Insured)...........................................  AA-            510            539,962
  California Housing Financing Agency Series A 7.75%, 8/1/17
    (FHA Insured)...........................................  AA-            330            344,025

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
HOUSING REVENUE--CONTINUED
  L.A. Community Redevelopment Agency Series A 6.55%, 1/1/27
    (AMBAC Insured).........................................  AAA          $2,000  $      2,152,500
                                                                                   ----------------
TOTAL HOUSING REVENUE............................................................         3,606,424
                                                                                   ----------------
PRE-REFUNDED REVENUE--29.3%
  Covina Redevelopment Agency 8.80%, 1/1/08.................  NR           1,200          1,473,000
  Hayward Hospital Revenue
    (St. Rose Hosp.) 10%,
    10/1/04 (d).............................................  AAA            510            601,162
  Huntington Park Redevelopment Agency 8%, 12/1/19 (FHA
    Insured)................................................  AAA          2,400          3,312,000
  L.A. Harbor Department 7.60%, 10/1/18 (d).................  AAA          1,000          1,270,000
  Northern California Hydro Electric 7.50%, 7/1/23 (AMBAC
    Insured)................................................  AAA            195            253,013
  Orange County Water District COP 7%, 8/15/15..............  AAA          1,000          1,081,250
  Pasedena COP 6.75%, 8/1/15................................  AAA (c)      2,000          2,150,000
  Puerto Rico Electric Power 7%, 7/1/21.....................  BBB+         2,500          2,753,125
  Puerto Rico Highway Revenue Pre-refunded Series T 6.625%,
    7/1/18 (d)..............................................  AAA            200            220,500
  Puerto Rico Highway Revenue Refunded Series T 6.625%,
    7/1/18..................................................  A              800            882,000
  Puerto Rico Public Building Series L 6.875%, 7/1/21.......  AAA          3,170          3,522,663
  Redlands COP Series C 7%, 12/1/22 (MBIA Insured)..........  AAA          1,000          1,087,500
  Riverside County 8.625%, 5/1/16 (GNMA Collaterized).......  AAA            700            943,250
  Riverside County 7.80%, 5/1/21 (GNMA Collaterized)........  AAA          4,000          5,255,000
  San Bernandino COP Series B 7%, 8/1/28....................  AAA          2,200          2,422,750
  San Gabriel Valley Schools Financing 7.20%, 7/1/19........  NR           1,200          1,267,500
  Torrance Hospital COP 7.10%, 12/1/15......................  AAA          1,705          1,937,306
                                                                                   ----------------
TOTAL PRE-REFUNDED REVENUE.......................................................        30,432,019
                                                                                   ----------------
TAX REVENUE--10.0%
  Culver City Redevelopment Agency 4.60%, 11/1/20 (AMBAC
    Insured)................................................  AAA          4,500          4,072,500

4                      See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
------------------------------------------------------

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
TAX REVENUE--CONTINUED
  L.A. County Sales Tax 7%, 7/1/19..........................  AA-          $2,500  $      2,634,375
  L.A. County Transit Authority Series A 5%, 7/1/21 (FGIC
    Insured)................................................  AAA          1,500          1,428,750
  San Francisco Redevelopment Agency 4.75%, 8/1/18 (FGIC
    Insured)................................................  AAA          1,100          1,023,000
  San Pablo Redevelopment 5%, 12/1/13 (FGIC Insured)........  AAA          1,250          1,240,625
                                                                                   ----------------
TOTAL TAX REVENUE................................................................        10,399,250
                                                                                   ----------------
TRANSPORTATION REVENUE--1.4%
  Riverside Public Financing Authority 7.80%, 2/1/08........  Baa(c)         360            366,077
  San Francisco Airport Revenue 6.25%, 5/1/10 (FGIC
    Insured)................................................  AAA          1,000          1,093,750
                                                                                   ----------------
TOTAL TRANSPORTATION REVENUE.....................................................         1,459,827
                                                                                   ----------------
UTILITY REVENUE--30.8%
  California Department of Water Resources 5%, 12/1/15......  AA           1,375          1,338,906
  Chino Basin Funding Authority Revenue 5.90%, 8/1/11 (AMBAC
    Insured)................................................  AAA          2,000          2,202,500
  Contra Costa Water District Series G 5.75%, 10/1/14 (MBIA
    Insured)................................................  AAA          3,100          3,293,750
  Delta Diablo Sanitation District 0%, 12/1/16 (MBIA
    Insured)................................................  AAA          1,070            399,913
  Irvine Ranch Water District 8.25%, 8/15/23 (b)............  A+           2,000          2,021,800
  L.A. Wastewater Series D 4.70%, 11/1/17 (FGIC Insured)
    (b).....................................................  AAA          7,000          6,475,000
  MSR Public Power Agency 6.75% 7/1/20 (MBIA Insured).......  AAA          1,500          1,822,500

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
UTILITY REVENUE--CONTINUED
  Metropolitan Water District Series C 5%, 7/1/27...........  AA           $2,500  $      2,378,125
  Puerto Rico Electric Power Authority Series N 6%,
    7/1/10..................................................  BBB+         1,500          1,515,000
  Sacramento Cogeneration Project 6.375%, 7/1/10............  BBB-         1,000          1,083,750
  Sacramento Flood Control Agency 5.375%, 10/1/15 (FGIC
    Insured)................................................  AAA          1,000          1,015,000
  Sacramento Municipal Utility District Series K 5.75%,
    7/1/18 (AMBAC Insured)..................................  AAA          1,500          1,606,875
  San Francisco City & County Public Utility 5%, 11/1/15....  AA-          2,000          1,957,500
  Southern California Public Power Authority 5.50%,
    7/1/20..................................................  A              915            915,000
  Southern California Public Power Series A 4.875%, 7/1/20
    (AMBAC Insured).........................................  AAA          2,000          1,885,000
  Turlock California Irrigation District Revenue Series A
    5.75%, 1/1/18 (MBIA Insured)............................  AAA          2,000          2,052,500
                                                                                   ----------------
TOTAL UTILITY REVENUE............................................................        31,963,119
                                                                                   ----------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
  (Identified cost $91,418,260)..................................................        99,256,784
                                                                                   ----------------
SHORT-TERM OBLIGATIONS--0.4%
COMMERCIAL PAPER--0.4%
  Marsh & McClennan Cos, Inc. 5.52%, 5/1/98.................  A-1+           435            435,000
                                                                                   ----------------
TOTAL SHORT-TERM OBLIGATION
  (Identified cost $435,000).....................................................           435,000
                                                                                   ----------------

TOTAL INVESTMENTS--96.0%
  (Identified cost $91,853,260)..................................................        99,691,784(a)

  Cash and receivables, less liabilities--4.0%...................................         4,182,929
                                                                                   ----------------
NET ASSETS--100.0%...............................................................      $103,874,713
                                                                                   ----------------
                                                                                   ----------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,859,642 and gross depreciation of $21,118 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $91,853,260.
(b)  Segregated as collateral for futures contracts.
(c)  As rated by Moody's Duff & Phelps or Fitch.
(d)  Escrowed to maturity.

   At April 30, 1998, the concentration of the Fund's investments by State, determined as a percentage of total investments, is as follows:
   California 92%, Puerto Rico 7%, Other 1%.

   At April 30, 1998, 58.9% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 16%, AMBAC, 14% and FGIC, 12%.

                       See Notes to Financial Statements                       5

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998



Assets
Investment securities at value
  (Identified cost $91,853,260)                  $ 99,691,784
Cash                                                    2,774
Receivables
 Fund shares sold                                   2,566,682
 Interest                                           1,873,530
                                                 ------------
 Total assets                                     104,134,770
                                                 ------------
Liabilities
Payables
 Variation margin for futures contracts                19,906
 Fund shares repurchased                               25,575
 Dividend distributions                                87,556
 Investment advisory fee                               38,032
 Distribution fee                                      22,130
 Directors' fee                                         9,084
 Transfer agent fee                                     8,944
 Financial agent fee                                    6,720
Accrued expenses                                       42,110
                                                 ------------
 Total liabilities                                    260,057
                                                 ------------
Net Assets                                       $103,874,713
                                                 ============
Net Assets Consist of:
Capital paid in on shares of common stock          95,797,497
Distributions in excess of net investment
  income                                              (87,557)
Accumulated net realized gain                         325,850
Net unrealized appreciation                         7,838,923
                                                 ------------
Net Assets                                       $103,874,713
                                                 ============
Class A
Shares of common stock outstanding, $0.01
  par value,
  250,000,000 shares authorized
  (Net Assets $102,312,278)                         7,800,839
Net asset value per share                        $      13.12
Offering price per share
  $13.12/(1-4.75%)                               $      13.77
Class B
Shares of common stock outstanding, $0.01
  par value,
  250,000,000 shares authorized
  (Net Assets $1,562,435)                             119,015
Net asset value and offering price per share     $      13.13


                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1998



Investment Income
Interest                                      $6,355,714
                                              ----------
  Total investment income                      6,355,714
                                              ----------
Expenses
Investment advisory fee                          488,031
Distribution fee--Class A                        267,674
Distribution fee--Class B                         13,815
Financial agent fee                               82,000
Transfer agent                                    69,528
Printing                                          33,839
Registration                                      25,649
Professional                                      25,553
Directors                                         21,282
Custodian                                         11,876
Miscellaneous                                     15,238
                                              ----------
  Total expenses                               1,054,485
                                              ----------
Net investment income                          5,301,229
                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                1,131,615
Net realized loss on futures contracts          (199,570)
Net change in unrealized appreciation
(depreciation) on investements
                                               3,180,703
                                              ----------
Net gain on investments                        4,112,748
                                              ----------
Net increase in net assets resulting from
  operations                                  $9,413,977
                                              ==========


6                     See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended         Year Ended
                                                 April 30, 1998     April 30, 1997
                                                ----------------   ---------------
From Operations
 Net investment income                           $   5,301,229      $   5,937,898
 Net realized gain                                     932,045          1,037,792
 Net change in unrealized appreciation
  (depreciation)                                     3,180,703           (395,154)
                                                 -------------      -------------
 Increase in net assets resulting from
  operations                                         9,413,977          6,580,536
                                                 -------------      -------------

From Distributions to Shareholders
 Net investment income--Class A                     (5,233,550)        (5,878,203)
 Net investment income--Class B                        (56,307)           (59,695)
 Net realized gains--Class A                          (611,301)          (778,981)
 Net realized gains--Class B                            (7,993)            (9,332)
 Distributions in excess of net investment
  income--Class A                                           --            (20,400)
 Distributions in excess of net investment
  income--Class B                                           --               (207)
                                                 -------------      -------------
 Decrease in net assets from distributions
  to shareholders                                   (5,909,151)        (6,746,818)
                                                 -------------      -------------

From Share Transactions
Class A
 Proceeds from sales of shares (2,752,578
  and 5,230,522 shares, respectively)               36,168,968         67,136,755
 Net asset value of shares issued from
  reinvestment of distributions
  (198,792 and 228,498 shares, respectively)         2,620,648          2,940,319
 Cost of shares repurchased (3,745,317 and
  5,775,597 shares, respectively)                  (49,302,823)       (74,366,195)
                                                 -------------      -------------
Total                                              (10,513,207)        (4,289,121)
                                                 -------------      -------------
Class B
 Proceeds from sales of shares (30,551 and
  32,053 shares, respectively)                         405,480            412,944
 Net asset value of shares issued from
  reinvestment of distributions (2,640 and
  2,791 shares, respectively)                           34,843             35,912
 Cost of shares repurchased (20,974 and
  26,537 shares, respectively)                        (274,134)          (340,933)
                                                 -------------      -------------
Total                                                  166,189            107,923
                                                 -------------      -------------
 Decrease in net assets from share transactions    (10,347,018)        (4,181,198)
                                                 -------------      -------------
 Net decrease in net assets                         (6,842,192)        (4,347,480)
Net Assets
 Beginning of period                               110,716,905        115,064,385
                                                 -------------      -------------
 End of period (including distributions in
  excess of net investment of ($87,557) and
  ($98,929), respectively)                       $ 103,874,713      $ 110,716,905
                                                 =============      =============


                       See Notes to Financial Statements
                                                                              7

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                               -----------------------------------------------------------------------
                                                                        Year Ended April 30,
                                                   1998           1997           1996           1995           1994
                                               ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period            $  12.72       $  12.77       $  12.63       $  13.03      $  13.64
Income from investment operations
 Net investment income                              0.65           0.66           0.67           0.71          0.80
 Net realized and unrealized gain (loss)            0.47           0.04           0.20           0.05         (0.53)
                                                --------       --------       --------       --------      --------
  Total from investment operations                  1.12           0.70           0.87           0.76          0.27
                                                --------       --------       --------       --------      --------
Less distributions
 Dividends from net investment income              (0.65)         (0.66)         (0.67)         (0.76)        (0.76)
 Distributions in excess of net investment            --             --          (0.01)            --            --
  income
 Distributions from net realized gains             (0.07)         (0.09)         (0.03)         (0.31)        (0.12)
 Distributions in excess of accumulated net
  realized gains                                      --             --          (0.02)         (0.09)           --
                                                --------       --------       --------       --------      --------

  Total distributions                              (0.72)         (0.75)         (0.73)         (1.16)        (0.88)
                                                --------       --------       --------       --------      --------
 Change in net asset value                          0.40          (0.05)          0.14          (0.40)        (0.61)
                                                --------       --------       --------       --------      --------
Net asset value, end of period                  $  13.12       $  12.72       $  12.77       $  12.63       $ 13.03
                                                ========       ========       ========       ========      ========
Total return(1)                                     8.84%          5.56%          6.92%          6.34%         1.80%
Ratios/supplemental data:
Net assets, end of period (thousands)           $102,312       $109,358       $113,806       $117,370      $131,365
Ratio to average net assets of:
 Operating expenses                                 0.96%          0.93%          0.99%          0.93%         0.85%
 Net investment income                              4.90%          5.13%          5.15%          5.63%         5.82%
Portfolio turnover                                     9%            17%            20%            51%           25%


                                                                           Class B
                                               ---------------------------------------------------------------
                                                                                                    From
                                                                                                  Inception
                                                           Year Ended April 30,                  7/26/94 to
                                                   1998          1997            1996              4/30/95
                                               -----------   -----------   ----------------   ----------------
Net asset value, beginning of period            $ 12.73       $ 12.77         $  12.63           $  13.04
Income from investment operations
 Net investment income                             0.56          0.56             0.56(4)            0.48
 Net realized and unrealized gain                  0.46          0.05             0.20               0.01
                                                -------      --------         --------           --------
  Total from investment operations                 1.02          0.61             0.76               0.49
                                                -------      --------         --------           --------
Less distributions
 Dividends from net investment income             (0.55)        (0.56)           (0.56)             (0.50)
 Distributions in excess of net investment
  income                                             --            --            (0.01)                --
 Distributions from net realized gains            (0.07)        (0.09)           (0.03)             (0.31)
 Distributions in excess of accumulated net
  realized gains                                     --            --            (0.02)             (0.09)
                                                -------      --------         --------           --------

  Total distributions                             (0.62)        (0.65)           (0.62)             (0.90)
                                                -------      --------         --------           --------
 Change in net asset value                         0.40         (0.04)            0.14              (0.41)
                                                -------      --------         --------           --------
Net asset value, end of period                  $ 13.13       $ 12.73         $  12.77           $  12.63
                                                =======      ========         ========           ========
Total return(1)                                    8.10%         4.84%            6.10%              4.10%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $ 1,562      $  1,359         $  1,258           $    460
Ratio to average net assets of:
 Operating expenses                                1.71%         1.68%            1.78%              1.55%(2)
 Net investment income                             4.15%         4.37%            4.32%              4.90%(2)
Portfolio turnover                                    9%           17%              20%                51%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.

8                              See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principals. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (Continued)

$7,302 for Class A shares and deferred sales charges of $8,475 for Class B shares for the year ended April 30, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1998, $33,729 was earned by the Distributor, $247,623 was paid to unaffiliated participants and $137 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 1998, transfer agent fees were $69,528 of which PEPCO retained $20,947, which is net of fees paid to State Street.

     At April 30, 1998, PHL and affiliates held 215 Class A shares and 9,960 Class B shares of the Fund with a combined value of $133,595.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 1998, aggregated $9,745,623 and $20,760,533, respectively. There were no purchases or sales of long-term US Government securities.

     At April 30, 1998, the Fund had entered into futures contracts as follows:



                                 Value of
                     Number     Contracts       Market         Net
                       of          when        Value of     Unrealized
   Description     Contracts      Opened      Contracts    Appreciation
----------------- ----------- ------------- ------------- -------------
U.S. Treasury
Bond
June '98 (Long)       13       $1,562,445    $1,562,844        $399

4. ASSET CONCENTRATION

     There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


TAX INFORMATION NOTICE (Unaudited)

     Exempt-Interest Dividends:
     For federal income tax purposes, 95.9% of the income dividends paid by the Fund qualify as exempt-interest dividends.

     Long-Term Capital Gains:
     For the fiscal year ended April 30, 1998, the fund distributed long-term capital gain dividends as follows:

   28% rate gain distributions                            $50,653
   20% rate gain distributions                           $514,158




      This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS



                                                         [PRICE WATERHOUSE LOGO]

Price Waterhouse LLP



To the Board of Directors and Shareholders of Phoenix California Tax Exempt Bonds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP



Boston, Massachusetts
June 16, 1998

                    PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                            PART C--OTHER INFORMATION


Item 24. Financial Statements and Exhibits

  (a) Financial Statements:

      Included in Part A: Financial Highlights


      Included in Part B: Financial Statements and Notes thereto, are included in the Annual Report to Shareholders for the fiscal year ended April 30, 1998, incorporated by reference.

  (b) Exhibits:


      1.1     Articles of Incorporation of the Registrant, previously filed and filed via EDGAR with Post-Effective
              Amendment No. 20 on August 8, 1997, and herein incorporated by reference.

      1.2     Articles of Amendment of Registrant, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      1.3     Articles Supplementary of Registrant, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      2.1     Revised and Restated By-laws of the Registrant, adopted November 16, 1994, amended February 15,
              1995 and further amended November 15, 1995 filed via EDGAR with Post-Effective Amendment No.
              18 on August 28, 1996, and incorporated herein by reference.

      3.      Not Applicable.

      4.      Reference is made to Article VIII Section 1 of Registrant's Revised and Restated By-laws, as amended, and filed with the Registration Statement referred to in Exhibit 2.1.

      5.1*    Investment Advisory Agreement between Registrant and National Securities & Research Corporation
              dated March 14, 1997, assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via
              EDGAR herewith.

      6.1*    Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November
              19, 1997 filed herewith via EDGAR.

      6.2*    Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.

      6.3*    Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.

      6.4*    Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.

      7.      None.

      8.*     Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed herewith via EDGAR.

      9.1     Transfer Agency and Service Agreement between Registrant et al and Phoenix Equity Planning
              Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      9.2     Sub-transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
              Trust Company dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994 and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      9.3*    Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
              Corporation dated November 19, 1997 and filed via EDGAR herewith.

      9.4*    First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
              Corporation dated March 23, 1998 and filed via EDGAR herewith.

      9.5*    Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
              Corporation dated July 31, 1998 and filed via EDGAR herewith.

      10.     Opinion of counsel as to legality of the Shares, filed with Post-Effective Amendment No. 16 on July 13,
              1994, and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      11.*    Consent of Independent Accountants, filed herewith via EDGAR.

      12.     Not Applicable.

      13.     None.

      14.     None.

      15.1*   Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, and filed herewith via EDGAR.

      15.2*   Amended and Restated Distribution Plan for Class B Shares effective August 27, 1997, and filed herewith via EDGAR.

      16.     Schedule for computation of yield and effective yield quotations, previously filed and filed via EDGAR with Post-Effective Amendment No. 20 on August 8, 1997 and herein incorporated by reference.

      17.*    Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.

      18.     Powers of attorney filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 1996, and incorporated herein by reference.

      19.1*   Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 1997, and filed herewith via EDGAR.


-----------
* Filed herewith.

Item 25. Persons Controlled by or Under Common Control With Registrant

     No person is controlled by, or under common control, with the Registrant.

Item 26. Number of Holders of Securities


     As of June 30, 1998, the number of record holders of each class of securities of the Registrant was as follows:



                                      Number of
Title of Class                      Record-holders
--------------                      --------------
 Shares of Common Stock--Class A        1,797
 Shares of Common Stock--Class B           37


Item 27. Indemnification

     Registrant's indemnification provision is set forth in Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Directors and Officers" in the Statement of Additional Information which is included in this Post-Effective Amendment.


     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


Item 29. Principal Underwriter


  (a) Phoenix Equity Planning Corporation also serves as the principal underwriter for the following other registrants:

      Phoenix Strategic Allocation Fund, Inc., Phoenix Series Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Portfolio Fund, Phoenix Investment Trust 97, Phoenix Income and Growth Fund, Phoenix Worldwide Opportunities Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Aberdeen Series Fund, Phoenix-Engemann Funds, Phoenix-Seneca Funds, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

  (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


         Name and                  Position and Offices           Position and Offices
     Principal Address               with Distributor               with Registrant
     -----------------               ----------------               ---------------
Michael E. Haylon            Director                          Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President            Director and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 1900                Officer and Treasurer
Enfield, CT 06083-1900

John F. Sharry               Executive Vice President,         Executive Vice President
100 Bright Meadow Blvd.      Retail Distribution
P.O. Box 1900
Enfield, CT 06083-1900

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect St.              Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President, Mutual Fund       Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect St.              Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President, Counsel and       Assistant Secretary
56 Prospect St.              Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III         Assistant Vice President,         Vice President
100 Bright Meadow Blvd.      Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect St.              Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

  (c) To the best of the Registrant's knowledge, no commissions or other compensation was received be any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include: Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Fund is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


Item 31. Management Services

     Not applicable.

Item 32. Undertakings

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 18th day of August, 1998.


                                       PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------------        ----------------------------------
            Thomas N. Steenburg                  Philip R. McLoughlin
            Assistant Secretary                  President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 18th day of August, 1998.



           Signature              Title
           ---------              -----
                                  Director
----------------------------
         Robert Chesek*

                                  Director
----------------------------
       E. Virgil Conway*

     /s/ Nancy G. Curtiss         Treasurer (Principal
----------------------------      Financial and
        Nancy G. Curtiss          Accounting Officer)

                                  Director
----------------------------
        Harry Dalzell-Payne*

                                  Director
----------------------------
      Frances E. Jeffries*

                                  Director
----------------------------
       Leroy Keith, Jr.*

     /s/ Philip R. McLoughlin     President and Director
----------------------------      (Principal Executive Officer)
        Philip R. McLoughlin

                                  Director
----------------------------
       Everett L. Morris*

                                  Director
----------------------------
        James M. Oates*

                                  Director
----------------------------
      Calvin J. Pedersen*

                                  Director
----------------------------
       Herbert Roth, Jr.*

                                  Director
----------------------------
        Richard E. Segerson*

                                  Director
----------------------------
      Lowell P. Weicker, Jr.*


*By: /s/ Philip R. McLoughlin
     -------------------------
* Philip R. McLoughlin Attorney-in-fact
  pursuant to powers of attorney filed with
  Post-Effective Amendment No. 18.


                                      S1(c)